UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 25, 2019
NuStar Energy L.P.

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19003 IH-10 West
San Antonio, Texas 78257
(Address of principal executive offices)
(210) 918-2000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units	NS	New York Stock Exchange
Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	NSprA	New York Stock Exchange
Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	NSprB	New York Stock Exchange
Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	NSprC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On November 25, 2019, NuStar Energy L.P., a Delaware limited partnership (the “Partnership”), entered into a Purchase Agreement (the “Greehey Purchase Agreement”) with William E. Greehey, the Chairman of the Board of Directors (the “Board”) of NuStar GP, LLC, the general partner of the Partnership’s general partner, to issue and sell to Mr. Greehey in a private placement $15.0 million of the common units representing limited partner interests in the Partnership (“Common Units”). The issuance and sale of the Common Units pursuant to the Greehey Purchase Agreement closed on November 26, 2019, with Mr. Greehey acquiring 527,426 Common Units at a price of $28.44 per Common Unit. The Greehey Purchase Agreement contains customary representations, warranties and covenants of the Partnership and Mr. Greehey.

The Nominating/Governance & Conflicts Committee of the Board approved the issuance and sale of the Common Units to Mr. Greehey. As of November 26, 2019, Mr. Greehey held 9,636,113 Common Units (excluding unvested restricted units), representing an approximately 8.9% limited partner interest in the Partnership.

The foregoing description of the Greehey Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Greehey Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Exhibit

Exhibit 10.1	Purchase Agreement, dated as of November 25, 2019, by and between NuStar Energy L.P. and William E. Greehey
Exhibit 104	Cover Page Interactive Data File - formatted in Inline XBRL and included as Exhibit 101

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR ENERGY L.P.

	By:	Riverwalk Logistics, L.P.
its general partner

		By:	NuStar GP, LLC
its general partner

Date: November 26, 2019			By:	/s/ Amy L. Perry
			Name:	Amy L. Perry
			Title:	Executive Vice President-Strategic Development and General Counsel